UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

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Microvast Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-38826 (Commission File Number)	83-2530757 (IRS Employer Identification No.)
12603 Southwest Freeway, Suite 300 Stafford, Texas 77477 (Address of principal executive offices, including zip code)

281-491-9505

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MVST	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	MVSTW	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement

On October 3, 2025, Microvast Holdings, Inc. (the “Company”) entered into a Controlled Equity OfferingSM Sales Agreement (the “Agreement”) with Cantor Fitzgerald & Co. and Needham & Company, LLC as sales agents or principal (each, an “Agent” and collectively, the “Agents”). Pursuant to the terms of the Agreement, the Company may sell from time to time through or to any Agent the Company’s common stock, par value $0.0001 per share (the “Common Stock”), having an aggregate offering price of up to $125,000,000 (the “Offering”).

Any Common Stock offered and sold in the Offering will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-284496) filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 24, 2025 that was then amended on April 28, 2025 and declared effective by the SEC on May 1, 2025 (the “Registration Statement”) and any applicable prospectus supplements related to the Offering that form a part of the Registration Statement. Sales of Common Stock, if any, under the Agreement may be made in any transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”).

The Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Agents, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. Under the terms of the Agreement, the Company will pay the Agents a commission of up to 3.0% of the aggregate gross proceeds from the Offering.

The Company plans to use the net proceeds from the Offering, after deducting the Agents’ commissions and the Company’s offering expenses, for general corporate purposes, which may include, among other things, paying or refinancing all or a portion of the Company’s indebtedness at the time, and funding acquisitions, capital expenditures and working capital.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein. A legal opinion relating to the issuance and sale of Common Stock pursuant to the Agreement is filed herewith as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Controlled Equity OfferingSM Sales Agreement, dated October 3, 2025, by and among the Company, Cantor Fitzgerald & Co. and Needham & Company, LLC.
5.1	Opinion of Allen Overy Shearman Sterling US LLP.
23.1	Consent of Allen Overy Shearman Sterling US LLP (included in its opinion filed as Exhibit 5.1).
104	Cover Page Interactive Data File, formatted Inline XBRL and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROVAST HOLDINGS, INC.

Date: October 3, 2025	By:	/s/ Isida Tushe
	Name:	Isida Tushe
	Title:	President, General Counsel and Corporate Secretary